                                 Annual Report
                               December 31, 1999

                                  Legg Mason
                                    Income
                                  Trust, Inc.

                          U.S. Government Intermediate
                                Investment Grade
                                   High Yield
                          U.S. Government Money Market

                                 Primary Class

                                      LEGG
                                     MASON
                                     FUNDS
                                      LOGO
                           The Art of Investing/SM/


Investment Manager
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Adviser
   Western Asset Management Company
   Pasadena, CA

Board of Directors
   John F. Curley, Jr., Chairman
   Edmund J. Cashman, Jr., Vice Chairman
   Edward A.Taber, III, President
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD

   This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
                   -----------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-056
2/00

To Our Shareholders,

  We are pleased to provide you with Legg Mason Income Trust's annual report, combining reports for the Legg Mason U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and the U.S. Government Money Market Portfolio.

  The following table summarizes key statistics for the Primary Class of each portfolio, as of December 31, 1999:

                                                               Net Asset Value
                                SEC Yield/1/    Average Life      Per Share
                                -------------   ------------   ---------------
Government Intermediate             5.48%         9.60 years        $ 9.92
Investment Grade                    6.60%        12.71 years        $ 9.78
High Yield                          8.80%         7.01 years        $14.97
Government Money Market/2/          4.58%           57 days         $ 1.00

  In calendar 1999, total returns for the Primary Class of shares of the Government Intermediate, Investment Grade and High Yield Portfolios were -.48%, -.91% and 8.82%, respectively. (Total return measures investment performance in terms of appreciation or depreciation in a portfolio's net asset value per share, plus dividends and any capital gain distributions). Beginning on page 2, portfolio managers responsible for the Income Trust discuss recent results and the investment outlook. The Funds' total returns in various periods since their inceptions are shown on subsequent pages of the report.

  For each of our Funds, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  We are pleased to report that Legg Mason has made a seamless transition into the new century. Our critical internal and external systems are operating free of Y2K disruptions. Internal and external operations, including the Fund's custodian and transfer agency, are running smoothly, and Fund shareholders are receiving uninterrupted account maintenance and transaction support.

  Many of our shareholders regularly add to their Fund holdings by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Legg Mason Financial Advisor will be happy to help you make these arrangements if you would like to purchase shares in this convenient way.

                                                    Sincerely,
                                                    /s/ John F. Curley, Jr.
                                                    -------------------------
                                                    John F. Curley, Jr.
                                                    Chairman

February 2, 2000

----------
/1/ SEC yields reported for the U.S. Government Intermediate, Investment Grade and High Yield Portfolios are for the 30 days ended December 31, 1999. For the U.S. Government Money Market Portfolio the SEC yield is for the 7 days ended December 31, 1999.
/2/ An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Managers' Comments
Legg Mason Income Trust, Inc.

Market Overview

  1999 proved to be the second-worst year in recorded history for the bond market. Treasury yields rose by more this past year than they declined in the prior year. Although corporate spreads narrowed in the second half, they still ended up much wider than they were at the beginning of 1998, despite the fact that the health of the economy and corporate earnings have exceeded even the most optimistic of projections. Mortgage spreads also narrowed but remain unusually wide, despite a measurable decrease in prepayment risk.

  Not only were these developments contrary to what would normally be expected, they were difficult to explain. Monetary tightening fears -- driven by the Federal Reserve's insistence that "above-trend" economic growth must eventually rekindle inflation pressures -- wider swap spreads, and Y2K-related hedging were likely but not completely satisfying explanations. In what was probably an unprecedented development, the Fed last year appeared much more concerned about the prospects for future inflation than the market. For despite the drumbeat of concerns about the inflationary potential of a strong economy, core inflation fell last year to its lowest level in 34 years. Plus, the yield curve flattened significantly, a sign that the Fed was not falling behind the inflation curve. The dollar strengthened dramatically against the Euro and most other major currencies, suggesting that dollars may actually be in short supply relative to demand. Although the dollar fell significantly only against the Japanese yen, the reality of Japanese deflation attests to overly tight Japanese monetary policy, not weak U.S. monetary policy.

U.S. Government Intermediate and Investment Grade Portfolios

  Despite the headwinds of rising interest rates, results for both Funds were encouraging, since the negative impact of higher yields was more than offset by gains from other strategies. A pronounced flattening of the yield curve benefited the Funds' barbell exposure to interest rates. An overweight exposure to corporate bonds and emerging market debt made a major contribution to returns since spreads narrowed sharply toward the end of the year. Mortgage overexposure was also rewarded, as reduced prepayment risk and declining volatility resulted in tighter spreads. A moderate exposure to inflation-indexed bonds subtracted from performance for the period, as real yields rose in line with the rise in nominal yields.

  Government Intermediate produced a total return of -0.48% for the year, versus the Salomon Bros. Medium-Term Treasury/Government-Sponsored Index return of +0.49%. Investment Grade generated a total return of -0.91% versus the Salomon Bros. Broad Investment Grade Index return of -0.83%.

High Yield Portfolio

  Although yields rose in 1999, the High Yield portfolio outperformed due to a general narrowing of credit spreads and selecting issues and sectors that outperformed on a relative basis. The Fund also emphasized large, liquid single `B' issues while decreasing the amount of `CCC' rated issues, which contributed significantly to performance as Y2K concerns increased demand for higher quality credits. Throughout the year we favored the primary market for value while opportunistically adding to secondary market positions that appeared cheap. Performance was also driven by overweighting telecommunication, media, cable and basic industrial sectors and avoiding the lagging sectors such as consumer goods, retail/textile and finance.

  For the year, High Yield posted a total return of +8.82% versus the Lehman Brothers High Yield Index return of +2.39%

Market Commentary and Outlook

  Despite the continued rise in interest rates, our outlook has not changed materially. We continue with our long-held beliefs that inflation will remain low thanks to restrictive monetary policy, and that low inflation is compatible with and even conducive to healthy economic growth. Both nominal and real yields thus appear very attractive at current levels. The Federal Reserve has left itself plenty of room to ease policy should troubles develop.

  We have already seen the impact of the announced U.S. Treasury buy-back program on the U.S. yield curve. Given the size of this program, long-term Treasury yields have declined significantly relative to short-term and intermediate yields, creating the most dramatic inverted curve since 1983-84. At that time, investors were purchasing long Treasuries to re-package them as STRIPs. We expect continued future U.S. budget surpluses to impact the amount and timing of Treasury financing going forward as well.

  With the continued rise in real rates, inflation-indexed bonds offer exceptional value as well as attractive hedging properties. Therefore, we remain aggressively overweight in this sector. It is expected that the Treasury will continue to issue both 10- and 30-year U.S. Treasury Inflation-Protected Securities ("TIPS"). Corporate bond spreads continue to represent excellent value, so we remain overweight to the sector, particularly to credits in the lower end of the sector. Mortgage spreads, on the other hand, have declined enough to warrant a less aggressive, yet overweight, position than in the past.

  There are several trends and risks that may impact the High Yield market in 2000. The year commenced with pent-up supply and a growing calendar that has so far been absorbed by CBO issuers and demand from high grade investors reaching for additional yield. The risks include a potential disruption in the equity markets and multiple tightenings by the Federal Reserve. However, we remain constructive on high yield for the full year, assuming rational equity market levels and modest economic growth expectations. Since spreads are historically wide for smaller, less liquid high yield issues, we are selectively positioning these types of credits that have visible fundamental tightening potential.

Conclusion

  On balance over time, we expect that the portfolios will benefit handsomely from a decline in interest rates to levels that are more commensurate with today's benign inflation environment. In addition, we believe that today's relatively wide spreads in corporate, emerging market and mortgage debt are unlikely to persist, and that they also will return to levels more commensurate with what appear to be reasonably healthy economic fundamentals.

                                                Western Asset Management Company

February 2, 2000

   Performance Information
   Legg Mason Income Trust, Inc.

   Performance Comparison of a $10,000 Investment as of December 31, 1999

     The returns shown on these pages are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

     The Government Intermediate, Investment Grade and High Yield Portfolios each have two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders. The U.S. Government Money Market Portfolio is excluded from this performance information because it does not have a variable share price.

U.S. Government Intermediate-Term Portfolio--Primary Class
                                    Cumulative      Average Annual
                                   Total Return      Total Return
                                   ------------     --------------
 One Year                              -0.48%            -0.48%
 Five Years                           +34.94             +6.18
 Ten Years                            +87.02             +6.46

                             [CHART APPEARS HERE]

                                                       Salomon Brothers
                                                          Medium-Term
                  U.S. Government                          Treasury/
                 Intermediate-Term                   Government-Sponsored
                     Portfolio                             Index (1)
                 -----------------                   --------------------
12/31/89              $10,000                              $10,000.00
                      $ 9,979                               $9,988.48
                      $10,279                              $10,301.45
                      $10,397                              $10,507.47
                      $10,905                              $10,962.61
                      $11,135                              $11,194.96
                      $11,301                              $11,392.42
                      $11,876                              $11,938.72
1991                  $12,471                              $12,510.37
                      $12,331                              $12,378.40
                      $12,800                              $12,858.88
                      $13,280                              $13,428.22
                      $13,251                              $13,379.85
                      $13,624                              $13,880.41
                      $13,846                              $14,158.32
                      $14,042                              $14,462.91
1993                  $14,132                              $14,478.71
                      $13,926                              $14,209.83
                      $13,833                              $14,140.72
                      $13,839                              $14,242.41
                      $13,859                              $14,228.59
                      $14,397                              $14,820.31
                      $15,082                              $15,510.76
                      $15,326                              $15,743.76
1995                  $15,783                              $16,275.26
                      $15,675                              $16,169.95
                      $15,781                              $16,273.94
                      $16,021                              $16,553.68
                      $16,488                              $16,937.73
                      $16,442                              $16,943.33
                      $16,893                              $17,408.02
                      $17,283                              $17,856.58
1997                  $17,635                              $18,256.76
                      $17,851                              $18,540.78
                      $18,186                              $18,880.73
                      $18,784                              $19,752.52
                      $18,792                              $19,809.45
                      $18,716                              $19,759.49
                      $18,503                              $19,709.50
                      $18,675                              $19,915.75
1999                  $18,702                              $19,907.06

(1) The Salomon Brothers Medium-Term Treasury/Government-Sponsored Index is an all-inclusive universe of institutionally traded U.S. Treasury and government-sponsored securities. The Index is market-capitalization weighted and includes fixed-rate bonds with maturities between 1 and 10 years.

Investment Grade Income Portfolio--Primary Class
                                    Cumulative      Average Annual
                                   Total Return      Total Return
                                   ------------     --------------
 One Year                              -0.91%            -0.91%
 Five Years                           +46.55             +7.94
 Ten Years                           +103.29             +7.35

                             [CHART APPEARS HERE]
                                                        Salomon Brothers
                                                              Broad
                 Investment Grade                       Investment-Grade
                 Income  Portfolio                        Bond Index (2)
                 -----------------                      ----------------
12/31/89              $10,000                              $10,000.00
                      $ 9,911                               $9,924.04
                      $10,213                              $10,281.75
                      $10,163                              $10,382.30
                      $10,580                              $10,908.75
                      $10,839                              $11,195.79
                      $11,015                              $11,396.91
                      $11,669                              $12,046.32
12/31/91              $12,272                              $12,652.16
                      $12,145                              $12,505.53
                      $12,629                              $13,013.60
                      $13,169                              $13,574.30
                      $13,103                              $13,611.03
                      $13,644                              $14,178.26
                      $14,164                              $14,570.84
                      $14,610                              $14,955.33
12/31/93              $14,574                              $14,960.62
                      $14,149                              $14,540.95
                      $13,850                              $14,399.30
                      $13,902                              $14,476.32
                      $13,871                              $14,534.73
                      $14,717                              $15,270.07
                      $15,637                              $16,205.29
                      $15,969                              $16,511.63
12/31/95              $16,666                              $17,227.67
                      $16,410                              $16,926.62
                      $16,460                              $17,009.74
                      $16,812                              $17,327.60
                      $17,384                              $17,850.94
                      $17,316                              $17,758.79
                      $17,996                              $18,398.56
                      $18,657                              $19,010.30
12/31/97              $19,175                              $19,571.31
                      $19,464                              $19,886.68
                      $19,803                              $20,346.50
                      $20,256                              $21,190.19
                      $20,516                              $21,276.73
                      $20,233                              $21,178.61
                      $20,412                              $20,982.04
                      $20,183                              $21,133.59
12/31/99              $20,329                              $21,099.78

(2) The Salomon Brothers Broad Investment Grade Bond Index is a market-weighted index that contains approximately 4,700 individually priced investment grade bonds rated BBB or better. The Index includes U.S. Treasury/agency issues, mortgage pass-through


High Yield Portfolio--Primary Class
                                    Cumulative      Average Annual
                                   Total Return      Total Return
                                   ------------     --------------
 One Year                              +8.82%            +8.82%
 Five Years                           +67.92            +10.92
 Life of Fund+                        +63.05             +8.62
----------
+ Inception Date--February 1, 1994

                             [CHART APPEARS HERE]

                                                             Lehman
                     High Yield                            High Yield
                     Portfolio                              Index (3)
                     ----------                            ----------
2/1/94                 10,000                              $10,000.00
                        9,863                               $9,597.00
                        9,739                               $9,566.00
                        9,778                               $9,716.00
                        9,710                               $9,687.00
                       10,060                              $10,264.00
                       10,611                              $10,889.00
                       11,102                              $11,197.00
1995                   11,460                              $11,544.00
                       11,916                              $11,749.00
                       12,241                              $11,943.00
                       12,704                              $12,421.00
                       13,169                              $12,855.00
                       13,450                              $12,998.00
                       14,085                              $13,602.00
                       14,779                              $14,221.00
1997                   15,257                              $14,495.00
                       15,992                              $14,982.00
                       16,581                              $15,148.00
                       15,002                              $14,458.00
                       14,984                              $14,766.00
                       16,683                              $15,039.00
                       16,278                              $15,091.00
                       15,142                              $14,876.00
1999                   16,305                              $15,119.00


(3) The Lehman Brothers High Yield is comprised of approximately 760 publicly traded below-investment-grade U.S. corporate bonds. Index returns are for the period beginning January 31, 1994.

 Statement of Net Assets
 Legg Mason Income Trust, Inc.
 December 31, 1999
 (Amounts in Thousands)

 U.S. Government Intermediate-Term Portfolio

                                                                     Rate       Maturity Date    Par/Shares       Value
 ---------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 3.0%
 Banking and Finance -- 3.0%
 Crestar Capital Trust I                                             8.16%          12/15/26      $ 10,000      $   9,349
                                                                                                                ---------
 Total Corporate Bonds and Notes  (Identified Cost -- $11,026)                                                      9,349
 ---------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities -- 1.6%
 Green Tree Financial Corporation                                    6.32%           8/15/08         4,323          4,310
 SLM Student Loan Trust 1998-2                                      5.544%           4/25/07           470            468/A/
                                                                                                                ---------
 Total Asset-Backed Securities  (Identified Cost -- $4,789)                                                         4,778
 ---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency
 Obligations -- 19.0%
 Fixed-Rate Securities -- 7.6%
 United States Treasury Bonds                                       6.125%           8/15/29         4,000          3,813
 United States Treasury Notes                                       5.875%          11/15/04        20,000         19,609
                                                                                                                ---------
                                                                                                                   23,422
                                                                                                                ---------
Indexed Securities -- 11.4%
 United States Treasury Inflation-
   Indexed Security                                                 3.875%           4/15/29        37,376         34,888/B/
                                                                                                                ---------
 Total U.S. Government and Agency Obligations  (Identified Cost -- $60,037)                                        58,310
 ---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency
 Mortgage-Backed Securities -- 60.6%
 Fixed-Rate Securities -- 58.3%
 Fannie Mae                                                         11.50%            4/1/04            342           345
 Fannie Mae                                                         6.625%           9/15/09         30,000        29,137
 Fannie Mae                                                          8.50%      6/1/10 to 8/1/11      1,570         1,607
 Fannie Mae                                                          5.50%            1/1/14            192           178/C/
 Fannie Mae                                                          9.50%            7/1/14            509           535
 Fannie Mae                                                         11.00%           12/1/15            422           454
 Fannie Mae                                                         12.50%     11/1/12 to 4/1/18      1,516         1,650
 Fannie Mae                                                          9.00%           11/1/21          1,119         1,166
 Fannie Mae                                                          6.00%     11/1/27 to 4/1/29      3,342         3,056
 Fannie Mae                                                          6.50%     11/1/10 to 8/1/29     37,228        35,474
 Fannie Mae                                                          7.00%      1/1/13 to 8/1/29     30,630        29,701
 Freddie Mac                                                         8.75%      2/1/01 to 10/1/01       242           245
 Freddie Mac                                                         8.25%            2/1/08            206           209
 Freddie Mac                                                        6.625%           9/15/09         27,600        26,815
 Freddie Mac                                                         9.75%     11/1/09 to 11/1/14       262           274
 Freddie Mac                                                         9.00%      2/1/02 to 1/1/21      1,645         1,709
 Freddie Mac                                                         8.50%     12/1/08 to 6/1/21      1,109         1,135
 Freddie Mac                                                         6.50%            4/1/29         32,092        30,257
 Government National Mortgage Association                            9.00%     7/15/04 to 9/15/22     2,452         2,534
 Government National Mortgage Association                            6.00%     5/15/14 to 3/15/29     8,687         7,924
 Government National Mortgage Association                            6.50%     7/15/28 to 3/15/29     4,863         4,563
                                                                                                                ---------
                                                                                                                  178,968
                                                                                                                ---------

                                                                     Rate       Maturity Date    Par/Shares       Value
 ---------------------------------------------------------------------------------------------------------------------------
 Indexed Securities -- 2.3%
 Government National Mortgage Association                           6.125%          10/20/17      $    436      $     444/A/
 Government National Mortgage Association                           6.125%          12/20/21         1,559          1,586/A/
 Government National Mortgage Association                           6.375%           6/20/22         2,525          2,561/A/
 Government National Mortgage Association                            6.75%           7/20/22         1,854          1,873/A/
 Government National Mortgage Association                            6.75%           8/20/22           643            649/A/
                                                                                                                ---------
                                                                                                                    7,113
                                                                                                                ---------
 Total U.S. Government Agency Mortgage-Backed Securities  (Identified Cost -- $191,440)                           186,081
 ---------------------------------------------------------------------------------------------------------------------------
Yankee Bonds/D/ -- 3.0%
 Corporate -- 2.1%
 Petrozuata Finance, Inc.                                            7.63%            4/1/09         3,910          3,067/E/
 Petrozuata Finance, Inc.                                            8.22%            4/1/17         5,000          3,488/E/
                                                                                                                ---------
                                                                                                                    6,555
                                                                                                                ---------
 Foreign Governments -- 0.9%
 Argentina Republic                                                     0%          10/15/01         3,310          2,780/F/
                                                                                                                ---------
 Total Yankee Bonds  (Identified Cost -- $10,582)                                                                   9,335
 ---------------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- 12.4%
 Commercial Paper -- 1.5%
 Houston Industrial Finance                                          6.30%           2/11/00         4,700          4,666
                                                                                                                ---------
 Corporate Bonds and Notes  -- 1.1%
 US  West Capital Funding Incorporated                               6.20%           3/24/00         1,200          1,183
 US  West Capital Funding Incorporated                              6.571%           6/15/00         2,200          2,199/A/
                                                                                                                ---------
                                                                                                                    3,382
                                                                                                                ---------
 U. S. Government Agency -- 0.6%
 Fannie Mae                                                             0%           5/11/00         2,000          1,960/F,G/
                                                                                                                ---------
 U. S. Government Agency Mortgage-Backed Securities -- N.M.
 Freddie Mac                                                        10.75%            7/1/00             2              2
                                                                                                                ---------
 Options Purchased/H/ -- 0.1%
 Lehman CMBS Investment Grade Index Call,
   February 2000, Strike Price $100.00                                                                 166/I/         207
                                                                                                                ---------
 Repurchase Agreements -- 9.1%
 Lehman Brothers, Inc.
   3.75%, dated 12/31/99, to be repurchased at
   $2,833 on 1/3/00 (Collateral: $3,145 Freddie Mac notes,
   6.35%, due 2/10/14, value $2,889)                                                                 2,832          2,832

 Legg Mason Income Trust, Inc.

 U.S. Government Intermediate-Term Portfolio -- Continued

                                                                                  Par/Shares                      Value
 ---------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements -- Continued
 Merrill Lynch Government Securities, Inc.
   4.10%, dated 12/31/99, to be repurchased at $25,009 on 1/3/00
   (Collateral: $25,500 Freddie Mac medium-term notes,
   6.71%, due 3/6/09, value $26,047                                                $ 25,000                      $  25,000
                                                                                                                 ---------
                                                                                                                    27,832
                                                                                                                 ---------
 Total Short-Term Investments  (Identified Cost -- $38,009)                                                         38,049
 ---------------------------------------------------------------------------------------------------------------------------
 Total Investments -- 99.6%  (Identified Cost -- $315,883)                                                         305,902
 Other Assets Less Liabilities -- 0.4%                                                                               1,381
                                                                                                                 ---------
 Net assets consisting of:
 Accumulated paid-in-capital applicable to:
  30,060 Primary Class shares outstanding                                           $320,371
  915 Navigator Class shares outstanding                                               9,326
 Accumulated net realized gain/(loss) on investments, options and futures            (13,788)
 Unrealized appreciation/(depreciation) of investments, options and futures           (8,626)
                                                                                    --------
 Net assets -- 100.0%                                                                                            $307,283
                                                                                                                 ========
 Net asset value per share:
  Primary Class                                                                                                     $9.92
                                                                                                                    =====
  Navigator Class                                                                                                   $9.92
                                                                                                                    =====
                                                                   Expiration          Actual          Appreciation/
                                                                       Date           Contracts        (Depreciation)
 ---------------------------------------------------------------------------------------------------------------------------
Options Written/H/
 Lehman CMBS Investment Grade Index Put, Strike Price $100.00        February 00            16,600         $   166
                                                                                                           -------
 Futures Contracts Written/H/
 U.S. Treasury Bond Futures                                          March 00                   14         $    46
 U.S. Treasury Note Futures                                          March 00                   60             123
 U.S. Treasury Note Futures                                          March 00                  711           1,020
                                                                                                           -------
                                                                                                            $1,189
 ---------------------------------------------------------------------------------------------------------------------------

/A/ Indexed Securities -- The rate of interest on these securities is tied to the London Interbank Offered Rate (LIBOR), the One-Year Treasury Constant Maturity Rate, or a similar index. The coupon rate is the rate as of December 31, 1999.
/B/ United States Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
/C/ When-issued security -- Security purchased on a delayed delivery basis.
    Final settlement amount and maturity date have not yet been announced.
/D/ Yankee Bonds -- Dollar-denominated bonds issued in the U.S. by foreign entities.
/E/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the
    Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 2.1% of net assets.
/F/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
/G/ Collateral to cover futures contracts.
/H/ Options and futures are described in more detail in the notes to financial statements.
/I/ This represents the actual number of contracts.
N.M. - Not meaningful.

See notes to financial statements.

 Statement of Net Assets
 Legg Mason Income Trust, Inc.
 December 31, 1999
 (Amounts in Thousands)

 Investment Grade Income Portfolio

                                               Rate             Maturity Date        Par/Shares              Value
 ------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 34.5%
 Aerospace/Defense -- 3.4%
 Lockheed Martin Corporation                   9.00%                1/15/22           $ 3,500              $  3,689
 Raytheon Company                              6.40%               12/15/18             3,000                 2,499
                                                                                                           --------
                                                                                                              6,188
                                                                                                           --------
 Automotive -- 1.1%
 American Axle & Manufacturing
  Holdings,  Inc.                              9.75%                 3/1/09                70                    71
 Ford Motor Company                            7.70%                5/15/97             1,000                   959
 J. L. French Automotive
  Castings                                    11.50%                 6/1/09               100                   103/A/
 Lear Corporation                              7.96%                5/15/05               270                   260/A/
 Lear Corporation                              8.11%                5/15/09               740                   696/A/
                                                                                                           --------
                                                                                                              2,089
                                                                                                           --------
 Banking and Finance -- 4.4%
 Associates Corporation, North America         8.15%                 8/1/09             1,000                 1,038
 Dresdner Funding Trust I                     8.151%                6/30/31               200                   188/A/
 General Motors Acceptance Corporation            0%                6/15/15             2,700                   780/B/
 IBJ Preferred Capital Corp. LLC               8.79%               12/29/49             1,560                 1,474/A/
 KBC Bank Funding Trust III                    9.86%               11/29/49               200                   207
 SB Treasury Company LLC                       9.40%               12/29/49             1,790                 1,773/A/
 Socgen Real Estate Co. LLC                    7.64%               12/29/49               180                   163/A/
 Tokai Preferred Capital Company LLC           9.98%               12/29/49               480                   475/A/
 Transamerica Finance Corporation              7.25%                8/15/02             2,000                 1,996
                                                                                                           --------
                                                                                                              8,094
                                                                                                           --------
 Building Materials -- 0.1%
 American Standard Companies, Inc.            7.625%                2/15/10                25                    23
 American Standard Companies, Inc.             8.25%                 6/1/09                37                    36
 Nortek Inc.                                  8.875%                 8/1/08               100                    95
                                                                                                           --------
                                                                                                                154
                                                                                                           --------
 Cable -- 2.2%
 Century Communications Corp.                 8.875%                1/15/07                39                    38
 Charter Communication Holdings LLC           8.625%                 4/1/09                75                    70
 Cablevision Systems Corporation              8.125%                8/15/09               230                   226
 NTL Communications Corporation                   0%                10/1/08                50                    35/C/
 TCI Communications, Inc.                     6.375%                 5/1/03               240                   235
 TCI Communications, Inc.                     7.125%                2/15/28               540                   497
 TCI Communications, Inc.                     7.875%                2/15/26             2,950                 2,966
                                                                                                           --------
                                                                                                              4,067
                                                                                                           --------

 Statement of Net Assets
 Legg Mason Income Trust, Inc.
 December 31, 1999
 (Amounts in Thousands)

 Investment Grade Income Portfolio

                                               Rate             Maturity Date        Par/Shares              Value
 ------------------------------------------------------------------------------------------------------------------------
 Chemicals -- 1.2%
 Dow Chemical Company                         7.375%                11/1/29           $   290              $    277
 Lyondell Chemical Company                    9.875%                 5/1/07                30                    31
 Rohm & Haas Company                           7.85%                7/15/29             2,000                 2,016
                                                                                                           --------
                                                                                                              2,324
                                                                                                           --------
 Construction and Machinery -- 0.1%
 Terex Corporation                            8.875%                 4/1/08               132                   125
                                                                                                           --------
 Diversified Services -- 1.0%
 Loews Corporation                            7.625%                 6/1/23             2,000                 1,834
                                                                                                           --------
 Electric -- 5.6%
 Calpine Corporation                           7.75%                4/15/09                49                    46
 Cleveland Electric Illumination Co.           7.88%                11/1/17               850                   806/A/
 CMS Energy Corporation                        7.50%                1/15/09               100                    90
 Connecticut Light and Power Company          7.875%                 6/1/01             1,750                 1,767
 Edison Mission Energy                         7.73%                6/15/09             2,000                 1,979/A/
 Gulf States Utilities Corp.                   8.25%                 4/1/04             1,800                 1,848
 Niagara Mohawk Power Corporation                 0%                 7/1/10               720                   537/C/
 Niagara Mohawk Power Corporation              7.25%                10/1/02               476                   475
 Niagara Mohawk Power Corporation              7.75%                10/1/08             1,010                 1,008
 North Atlantic Energy Service Corporation     9.05%                 6/1/02               564                   572
 System Energy Resources, Inc.                 7.43%                1/15/11               684                   662
 The AES Corporation                           9.50%                 6/1/09               500                   507
                                                                                                           --------
                                                                                                             10,297
                                                                                                           --------
 Entertainment -- 0.7%
 Walt Disney Company                           5.62%                12/1/08             1,550                 1,370
                                                                                                           --------
 Environmental Services -- 0.8%
 Safety-Kleen Corp.                            9.25%                5/15/09               122                   118
 Waste Management, Inc.                       7.375%                5/15/29             1,700                 1,338/A/
                                                                                                           --------
                                                                                                              1,456
                                                                                                           --------
 Food, Beverage and Tobacco -- 2.8%
 J. Seagram & Sons                             6.40%               12/15/03               700                   675
 J. Seagram & Sons                             6.80%               12/15/08               340                   319
 J. Seagram & Sons                             7.50%               12/15/18               430                   407
 J. Seagram & Sons                             7.60%               12/15/28               210                   198
 R.J. Reynolds Tobacco Holdings Co.            7.75%                5/15/06             1,280                 1,131
 R.J. Reynolds Tobacco Holdings Co.           7.875%                5/15/09               860                   730
 The Pepsi Bottling Group Incorporated         7.00%                 3/1/29             1,800                 1,628
                                                                                                           --------
                                                                                                              5,088
                                                                                                           --------

                                               Rate             Maturity Date        Par/Shares              Value
 ------------------------------------------------------------------------------------------------------------------------
 Gaming -- 0.1%
 Horseshoe Gaming Holdings, Inc.              8.625%                5/15/09           $    69              $     66
 International Game Technology                8.375%                5/15/09                70                    68
                                                                                                           --------
                                                                                                                134
                                                                                                           --------
 Gas and Pipeline Utilities -- 3.7%
 CMS Panhandle Holding Company                6.125%                3/15/04               400                   379
 Conoco Inc.                                   6.95%                4/15/29             1,800                 1,623
 The Williams Companies, Inc.                 7.625%                7/15/19             2,000                 1,922
 Union Oil Company of California               7.35%                6/15/09             3,000                 2,919
                                                                                                           --------
                                                                                                              6,843
                                                                                                           --------
 Media -- 0.9%
 AMFM Inc.                                     8.00%                11/1/08                63                    63
 EchoStar Communications Corporation          9.375%                 2/1/09                62                    62
 News America Holdings Incorporated            8.25%               10/17/96               200                   185
 News America Holdings Incorporated           8.875%                4/26/23               500                   527
 News America Incorporated                    7.625%               11/30/28             1,000                   932
                                                                                                           --------
                                                                                                              1,769
                                                                                                           --------
 Retail -- 1.0%
 Kmart Corporation                             7.95%                 2/1/23             2,000                 1,820
                                                                                                           --------
 Telecommunications -- 3.4%
 AT&T Corporation                              9.65%                3/31/27             1,650                 1,814
 GTE Corporation                               6.94%                4/15/28             1,700                 1,540
 Hyperion Telecommunications Inc.             12.00%                11/1/07                41                    44
 Lucent Technologies Incorporated              5.50%               11/15/08             1,860                 1,647
 McLeodUSA Incorporated                       8.125%                2/15/09                60                    56
 NEXTLINK Communications Inc.                 10.75%                 6/1/09               136                   140
 Sprint Capital Corp.                          6.90%                 5/1/19             1,080                   982
                                                                                                           --------
                                                                                                              6,223
                                                                                                           --------
 Transportation -- 2.0%
 Consolidated Rail Corporation                7.875%                5/15/43               600                   584
 Norfolk Southern Corporation                  7.70%                5/15/17             3,100                 3,028
                                                                                                           --------
                                                                                                              3,612
                                                                                                           --------
 Total Corporate Bonds and Notes  (Identified Cost -- $66,287)                                               63,487
 ------------------------------------------------------------------------------------------------------------------------

 Legg Mason Income Trust, Inc.

 Investment Grade Income Portfolio -- Continued

                                               Rate             Maturity Date        Par/Shares              Value
 ------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities -- 2.2%
 Fixed-Rate Securities -- 0.6%
 ANRC Auto Owner Trust                         6.54%               11/15/02           $   280              $    280
 Green Tree Financial Corporation              7.85%                7/15/04               801                   799
                                                                                                           --------
                                                                                                              1,079
                                                                                                           --------
 Indexed Securities -- 1.6%
 World Omni Automobile Lease Securitization  6.7125%                2/15/02             2,800                 2,801/D/
 SLM Student Loan Trust 1997-2                5.404%               10/25/05               182                   181/D/
                                                                                                           --------
                                                                                                              2,982
                                                                                                           --------
 Total Asset-Backed Securities (Identified Cost -- $4,069)                                                    4,061
 ------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities -- 4.5%
 Fixed-Rate Securities -- 4.2%
 Asset Securitization Corporation              6.92%                2/14/29             1,108                 1,078
 CAPCO America Securitization Corporation      6.26%                9/15/08               800                   737
 Commercial Mortgage Asset Trust               6.64%                9/17/10               500                   468
 Nationslink Funding Corporation              5.805%                2/10/01               989                   983
 Nomura Asset Securities Corporation           8.15%                 3/4/20               600                   615
 Nomura Asset Securities Corporation           6.59%                3/15/30             2,000                 1,883
 Nomura Asset Securities Corporation           7.12%                4/13/36               680                   666
 Oakdale Mall Trust 94-1 Class A               7.95%                 5/1/06             1,000                 1,003/A/
 PSB Financial Corporation II                 11.05%                12/1/15               322                   340
                                                                                                           --------
                                                                                                              7,773
                                                                                                           --------
 Variable-Rate Securities/E/ -- 0.3%
 Resolution Trust Corporation                 6.896%                4/25/28               319                   317/A/
 Resolution Trust Corporation                 7.712%                9/25/29               178                   180
                                                                                                           --------
                                                                                                                497
                                                                                                           --------
 Total Mortgage-Backed Securities (Identified Cost -- $8,517)                                                 8,270
 ------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 7.4%
 Fixed-Rate Securities -- 0.9%
 United States Treasury Bonds                  8.00%               11/15/21             1,370                 1,555
                                                                                                           --------

 Indexed Securities/F/ -- 6.5%
 United States Treasury Inflation-
   Indexed Security                           3.625%    1/15/08 to 4/15/28             10,217                 9,381
 United States Treasury Inflation-
   Indexed Security                           3.875%                4/15/29             2,763                 2,578
                                                                                                           --------
                                                                                                             11,959
                                                                                                           --------
 Total U.S. Government and Agency Obligations (Identified Cost -- $14,464)                                   13,514
 ------------------------------------------------------------------------------------------------------------------------

                                               Rate         Maturity Date            Par/Shares              Value
 ------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 28.6%
 Fixed-Rate Securities -- 27.0%
 Fannie Mae                                    8.00%     4/25/06 to 3/1/10             $   825              $   835
 Fannie Mae                                    6.00%      9/1/25 to 4/1/29               2,052                1,889
 Fannie Mae                                    6.50%      8/1/28 to 4/1/29              15,240               14,358
 Freddie Mac                                   8.75%    10/1/01 to 10/1/08                 294                  300
 Freddie Mac                                   8.50%     2/1/04 to 11/1/09                 276                  281
 Freddie Mac                                   6.00%                2/1/14               1,865                1,734
 Freddie Mac                                   7.50%      6/1/24 to 9/1/24               1,240                1,232
 Freddie Mac                                   8.00%                7/1/26                 620                  627
 Freddie Mac                                   7.00%      8/1/24 to 4/1/29               7,568                7,353
 Freddie Mac                                   6.50%                1/1/30               3,200                3,017/G/
 Freddie Mac                                   7.00%                1/1/30               1,300                1,258/G/
 Government National Mortgage Association      9.00%    7/15/16 to 6/15/17                 673                  709
 Government National Mortgage Association      7.00%    2/15/23 to 8/15/25               6,794                6,607
 Government National Mortgage Association      8.00%              12/15/26                 996                1,006
 Government National Mortgage Association      7.50%    2/15/23 to 7/15/28               5,542                5,498
 Government National Mortgage Association      6.00%    4/15/14 to 3/15/29               3,262                3,008
                                                                                                           --------
                                                                                                             49,712
                                                                                                           --------
 Indexed Securities/D/ -- 1.3%
 Government National Mortgage Association     6.125%              10/20/22                 323                  328
 Government National Mortgage Association     6.375%               6/20/23               2,113                2,139
                                                                                                           --------
                                                                                                              2,467
                                                                                                           --------
 Variable-Rate Securities/E/ -- 0.3%
 Freddie Mac                                  6.917%                9/1/24                 441                  452
                                                                                                           --------
 Total U.S. Government Agency
  Mortgage-Backed Securities (Identified Cost -- $54,429)                                                    52,631
 ------------------------------------------------------------------------------------------------------------------------
Yankee Bonds/H/ -- 20.5%
 Corporate -- 15.6%
 Imperial Tobacco Group plc                   7.125%                4/1/09               1,820                1,636
 Korea Development Bank                        6.75%               12/1/05               1,020                  961
 PDVSA Finance LTD 1999-I                      9.75%               2/15/10               4,000                3,763/A/
 PDVSA Finance LTD 1999-K                      9.95%               2/15/20                 800                  732/A/
 Petroleos Mexicanos                           9.50%               9/15/27               1,340                1,343
 Petroliam Nasional Berhad                    7.625%              10/15/26                 450                  400
 Pohang Iron & Steel Company Ltd.             7.375%               5/15/05               3,000                2,899
 Rothmans Nederland Holdings BV               6.875%                5/6/08                 700                  631
 Royal Sun Alliance Insurance Group PLC        8.95%              10/15/29               2,750                2,749/A/
 Sanwa Finance Aruba AEC                       8.35%               7/15/09               1,860                1,874
 Tata Electric Company                         8.50%               8/19/17               2,000                1,722/A/
 Telefonica de Argentina                     11.875%               11/1/04               4,000                4,080
 Teleglobe Canada Inc                          7.20%               7/20/09               2,000                1,879

 Legg Mason Income Trust, Inc.

 Investment Grade Income Portfolio -- Continued

                                               Rate             Maturity Date        Par/Shares              Value
 ------------------------------------------------------------------------------------------------------------------------
 Yankee Bonds -- Continued
 Worldwide Fiber Inc.                         12.00%                 8/1/09           $    80              $     83
 YPF Sociedad Anonima                          7.50%               10/26/02               703                   693/A/
 YPF Sociedad Anonima                         9.125%                2/24/09             3,000                 3,121
 ZSC Specialty Chemicals PLC                  11.00%                 7/1/09               129                   134/A/
                                                                                                           --------
                                                                                                             28,700
                                                                                                           --------
 Foreign Governments -- 4.9%
 Province of Manitoba                          9.50%                9/15/18             1,080                 1,299
 Republic of Argentina                        11.75%                 4/7/09             1,025                 1,025
 Republic of Argentina                       11.375%                1/30/17               730                   725
 Republic of Argentina                         9.75%                9/19/27               341                   306
 Republic of Colombia                          9.75%                4/23/09               460                   441
 Republic of Panama                            6.50%                7/17/16               507                   399/I/
 Republic of Panama                           9.375%                 4/1/29               200                   191
 Republic of Peru                              4.50%                 3/7/17               750                   519/A/
 Republic of Philippines                      9.875%                1/15/19               360                   354
 Republic of Philippines                       9.50%               10/21/24               550                   557
 United Mexican States                       10.375%                2/17/09               410                   438
 United Mexican States                        11.50%                5/15/26             2,280                 2,707
                                                                                                           --------
                                                                                                              8,961
                                                                                                           --------
 Total Yankee Bonds (Identified Cost -- $37,988)                                                             37,661
 ------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 0.3%
 News Corporation Limited (Identified Cost -- $650)                                        10 shs               591
 ------------------------------------------------------------------------------------------------------------------------
Warrants -- N.M.
 Republic of Argentina (Identified Cost -- $18)                                             1 wt                  1
 ------------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- 2.9%
 Corporate Bonds and Notes -- 1.2%
 TRW Incorporated                              6.22%                2/15/00           $ 1,000                   992
 US West Capital Funding Incorporated         6.571%                6/15/00             1,100                 1,100/A,D/
                                                                                                           --------
                                                                                                              2,092
                                                                                                           --------
 U.S. Government Agency -- 0.5%
 Fannie Mae                                       0%                5/11/00             1,000                   980/B,J/
                                                                                                           --------
 Options Purchased/K/ -- N.M.
 Lehman CMBS Investment Grade Index Call,
   February 2000, Strike Price $100.00                                                     46/L/                 57
                                                                                                           --------

                                                                                     Par/Shares              Value
 ------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements -- 1.2%
 Lehman Brothers, Inc.
   3.75%, dated 12/31/99, to be repurchased at $1,102 on
   1/3/00 (Collateral: $1,115 Fannie Mae floating-rate notes
   6.75%, due 11/15/09, value $1,124)                                               $  1,102               $  1,102
 Merrill Lynch Government Securities, Inc.
   4.10%, dated 12/31/99, to be repurchased at $1,000 on
   1/3/00 (Collateral: $1,065 Fannie Mae medium-term notes,
   6.375%, due 6/15/09, value $1,023)                                                  1,000                  1,000
                                                                                                           --------
                                                                                                              2,102
                                                                                                           --------
 Total Short-Term Investments (Identified Cost -- $5,220)                                                     5,231
 ------------------------------------------------------------------------------------------------------------------------
 Total Investments -- 100.9% (Identified Cost -- $191,642)                                                  185,447
 Other Assets Less Liabilities -- (0.9)%                                                                     (1,594)
                                                                                                           --------
 Net assets consisting of:
 Accumulated paid in capital applicable to:
   18,766 Primary Class shares outstanding                                          $195,216
       24 Navigator Class shares outstanding                                             252
 Undistributed net investment income                                                      90
 Accumulated net realized gain/(loss) on investments, options and futures             (5,838)
 Unrealized appreciation/(depreciation) of investments, options and futures           (5,867)
                                                                                    --------
 Net assets -- 100.0%                                                                                      $183,853
                                                                                                           ========
 Net asset value per share:
  Primary Class                                                                                               $9.78
                                                                                                              =====
  Navigator Class                                                                                             $9.79
                                                                                                              =====

 Legg Mason Income Trust, Inc.

 Investment Grade Income Portfolio -- Continued

                                                                    Expiration        Actual           Appreciation/
                                                                       Date         Contracts         (Depreciation)
 ------------------------------------------------------------------------------------------------------------------------
 Options Written/K/
 Lehman CMBS Investment Grade Index Put, Strike Price $100.00      February 00        4,600                $ 46
                                                                                                           ----
 Futures Contracts Purchased/K/
 U.S. Treasury Bond Futures                                        March 00               6                $(32)
                                                                                                           ----
 Futures Contracts Written/K/
 U.S. Treasury Note Futures                                        March 00              30                $ 66
 U.S. Treasury Note Futures                                        March 00             169                 248
                                                                                                           ----
                                                                                                           $314
                                                                                                           ----
 ------------------------------------------------------------------------------------------------------------------------

/A/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the
    Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 11.9% of net assets.
/B/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
/C/ Stepped coupon security -- A bond or preferred stock which amortizes to par by a specified date, at which time it begins to accrue interest or pay dividends.
/D/ Indexed Securities -- The rate of interest on these securities is tied to the London Interbank Offered Rate (LIBOR), the One-Year Treasury Constant Maturity Rate, or a similar index. The coupon rate is the rate as of December 31, 1999.
/E/ The coupon rates shown on variable rate securities are the rates at December
    31, 1999. These rates vary with the weighted average coupon of the underlying loans.
/F/ United States Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
/G/ When-issued security -- Security purchased on a delayed delivery basis.
    Final settlement amount and maturity date have not yet been announced.
/H/ Yankee Bonds -- Dollar-denominated bonds issued in the U.S. by foreign entities.
/I/ Front-Loaded Interest Reduction Bond (FLIRB) -- Security pays a portion of the coupon in cash and a portion is capitalized as an increase in par value. /J/ Collateral to cover futures contracts.
/K/ Options and futures are described in more detail in the notes to financial statements.
/L/ This represents the actual number of contracts.
N.M. - Not meaningful.

See notes to financial statements.

 Statement of Net Assets
 Legg Mason Income Trust, Inc.
 December 31, 1999
 (Amounts in Thousands)

 High Yield Portfolio

                                                  Rate         Maturity Date         Par/Shares          Value
   -----------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 75.1%
   Automotive -- 4.6%
   American Axle & Manufacturing Incorporated      9.75%          3/1/09               $4,500           $  4,545
   Cambridge Industries Incorporated              10.25%         7/15/07                1,500                615
   Federal Mogul Corporation                       7.50%         1/15/09                4,000              3,627
   Hayes Lemmerz International Inc.                8.25%        12/15/08                2,000              1,840
   J.L. French Automotive Castings                11.50%          6/1/09                2,400              2,466
   Tenneco Automotive Inc.                       11.625%        10/15/09                4,040              4,121/A/
                                                                                                        --------
                                                                                                          17,214
                                                                                                        --------
   Building Materials -- 2.5%
   American Architectural Products Corp.          11.75%         12/1/07                4,500              1,305
   American Standard Companies, Inc.              7.625%         2/15/10                4,000              3,710
   Falcon Building Products, Inc.                     0%         6/15/07                2,500              1,862/B/
   Nortek Inc.                                    8.875%          8/1/08                2,790              2,657
                                                                                                        --------
                                                                                                           9,534
                                                                                                        --------
   Cable -- 8.0%
   Adelphia Communications Corporation             7.75%         1/15/09                4,000              3,620
   Adelphia Communications Corporation            7.875%          5/1/09                3,629              3,266
   Charter Communication Holdings LLC             8.625%          4/1/09                3,571              3,326
   CSC Holdings Inc.                              8.125%         7/15/09                4,500              4,556
   Insight Midwest L.P.                            9.75%         10/1/09                2,000              2,075/A/
   Mediacom, LLC                                  7.875%         2/15/11                4,000              3,540
   NTL Incorporated                                   0%          4/1/08                2,000              1,395/B/
   NTL Communications Corporation                     0%         10/1/08                8,000              5,600/B/
   UnitedGlobalCom Inc.                               0%         2/15/08                4,300              2,720/B/
                                                                                                        --------
                                                                                                          30,098
                                                                                                        --------
   Chemicals -- 3.5%
   Georgia Gulf Corporation                      10.375%         11/1/07                2,500              2,612/A/
   Huntsman Corporation                            9.50%          7/1/07                4,000              3,820/A/
   Huntsman ICI Chemicals LLC                         0%        12/31/09                8,750              2,680/A,C/
   Lyondell Chemical Company                      9.625%          5/1/07                  250                256
   Lyondell Chemical Company                      9.875%          5/1/07                3,625              3,761
                                                                                                        --------
                                                                                                          13,129
                                                                                                        --------
   Construction and Machinery -- 3.8%
   Better Minerals and Aggregates Co.             13.00%         9/15/09                4,000              4,040/A/
   Chatwins Group, Inc.                           13.00%          5/1/03                1,500              1,444
   Terex Corporation                              8.875%          4/1/08                3,000              2,850
   Woods Equipment Company                        12.00%         7/15/09                6,500              5,980
                                                                                                        --------
                                                                                                          14,314
                                                                                                        --------

 Legg Mason Income Trust, Inc.

 High Yield Portfolio -- Continued

                                                  Rate         Maturity Date         Par/Shares          Value
   -----------------------------------------------------------------------------------------------------------------------
   Consumer Products -- 1.9%
   Decora Industries Incorporated                 11.00%          5/1/05               $2,500           $  2,012
   United Industries Corporation                  9.875%          4/1/09                  500                458
   Weight Watchers International Inc.             13.00%         10/1/09                4,500              4,573/A/
                                                                                                        --------
                                                                                                           7,043
                                                                                                        --------
   Electric -- 4.2%
   Calpine Corporation                             7.75%         4/15/09                4,000              3,800
   CMS Energy Corporation                          6.75%         1/15/04                1,000                930
   CMS Energy Corporation                          7.50%         1/15/09                5,250              4,747
   The AES Corporation                             9.50%          6/1/09                6,250              6,336
                                                                                                        --------
                                                                                                          15,813
                                                                                                        --------
   Energy -- 2.7%
   Forest Oil Corporation                         10.50%         1/15/06                1,250              1,269
   Ocean Energy Incorporated                      8.375%          7/1/08                4,000              3,860
   P&L Coal Holdings Corp.                        9.625%         5/15/08                4,084              4,043
   Plains Resources Incorporated                  10.25%         3/15/06                1,000                975
                                                                                                        --------
                                                                                                          10,147
                                                                                                        --------
   Entertainment -- 1.2%
   AMC Entertainment Incorporated                  9.50%          2/1/11                2,000              1,765
   Booth Creek Ski Holdings Incorporated          12.50%         3/15/07                3,750              2,700
                                                                                                        --------
                                                                                                           4,465
                                                                                                        --------
   Environmental Services -- 1.9%
   Allied Waste North America Incorporated        7.875%          1/1/09                4,500              3,993
   Allied Waste North America Incorporated        10.00%          8/1/09                1,250              1,125/A/
   Safety-Kleen Corp.                              9.25%         5/15/09                2,100              2,032
                                                                                                        --------
                                                                                                           7,150
                                                                                                        --------
   Financial Services -- 2.5%
   Sovereign Bancorp, Inc.                        10.50%        11/15/06                5,325              5,432
   Willis Corroon Corporation                      9.00%          2/1/09                4,750              3,966
                                                                                                        --------
                                                                                                           9,398
                                                                                                        --------
   Food -- 0.8%
   International Fast Foods Corporation           11.00%        10/31/07                6,884              3,098/A,D,E/
                                                                                                        --------

                                                  Rate         Maturity Date         Par/Shares          Value
   -----------------------------------------------------------------------------------------------------------------------
   Gaming -- 2.4%
   Harrahs Entertainment Inc.                     7.875%        12/15/05               $1,500           $  1,444
   Hollywood Park Inc.                             9.25%         2/15/07                2,000              1,985
   Hollywood Park Inc.                             9.50%          8/1/07                1,000                995/A/
   International Game Technology                  8.375%         5/15/09                1,700              1,645
   Isle of Capri Casinos Inc.                      8.75%         4/15/09                1,000                922
   Manning Real Estate Associates LLC             15.00%         2/28/01                  767                  0/D,F,G,H/
   Maritime Gaming L P                            15.00%         2/28/01                1,151                  0/D,F,G,H/
   Mohegan Tribal Gaming Authority                 8.75%          1/1/09                2,000              1,995
                                                                                                        --------
                                                                                                           8,986
                                                                                                        --------
   Home Construction -- 0.6%
   Fortress Group                                 13.75%         5/15/03                4,250              2,125
                                                                                                        --------
   Industrial -- 2.9%
   Blount International Inc.                      13.00%          8/1/09                4,500              4,770/A/
   Holley Performance Products                    12.25%         9/15/07                4,500              4,297/A/
   United Rentals Incorporated                     9.25%         1/15/09                2,000              1,930
                                                                                                        --------
                                                                                                          10,997
                                                                                                        --------
   Lodging -- 1.5%
   HMH Properties Incorporated                     8.45%         12/1/08                6,000              5,580
                                                                                                        --------
   Media -- 4.8%
   Brill Media Company, LLC                       12.00%        12/15/07                3,000              1,740/B/
   Chancellor Media Corporation                    8.00%         11/1/08                2,250              2,250
   Diva Systems Corporation                           0%          3/1/08                2,750              1,004/B/
   EchoStar Communications Corporation            9.375%          2/1/09                4,500              4,511
   Garden State Newspaper                         8.625%          7/1/11                2,000              1,822
   Mentus Media Corporation                       12.00%          2/1/03                6,726                673/D/
   Source Media Inc.                              12.00%         11/1/04                2,500              1,487/D/
   TV Guide Incorporated                          8.125%          3/1/09                4,500              4,489
                                                                                                        --------
                                                                                                          17,976
                                                                                                        --------
   Metals -- 0.7%
   AK Steel Corporation                           7.875%         2/15/09                2,850              2,715
                                                                                                        --------
   Packaging -- 0.8%
   Packaging Corporation of America               9.625%          4/1/09                3,000              3,094
                                                                                                        --------
   Retail -- 2.0%
   Pour Le Bebe, Inc.                             20.00%         6/30/99                3,461                563/G,H/
   Pour Le Bebe, Inc.                             13.00%          8/9/01                1,964                245/G,H/

  Legg Mason Income Trust, Inc.

  High Yield Portfolio -- Continued

                                                  Rate         Maturity Date         Par/Shares          Value
   -----------------------------------------------------------------------------------------------------------------------
   Retail -- Continued
   Relax the Back Corporation                     11.00%         5/22/03               $4,000              3,400/F,H/
   Relax the Back Corporation                     13.00%         5/22/03                4,537              3,403/D,F,H/
                                                                                                        --------
                                                                                                           7,611
                                                                                                        --------
   Supermarkets -- 0.6%
   Big V Supermarkets, Incorporated               11.00%         2/15/04                2,500              2,425
                                                                                                        --------
   Technology -- 0.6%
   COMFORCE Corporation                           12.00%         12/1/07                3,200              2,112
                                                                                                        --------
   Telecommunications -- 18.6%
   Adelphia Business Solutions, Inc.              12.00%         11/1/07                4,500              4,747
   AirGate PCS, Inc.                                  0%         10/1/09                4,276              2,395/B/
   Focal Communications Corporation                   0%         2/15/08                1,500                983/B/
   Global Crossing Limited                         9.50%        11/15/09                3,000              2,985/A/
   Hermes Europe RailTel                         10.375%         1/15/09                4,000              3,960
   Intermedia Communications, Inc.                    0%         7/15/07                6,750              4,961/B/
   Level 3 Communications Incorporated                0%         12/1/08                2,250              1,361/B/
   McLeodUSA Incorporated                         8.375%         3/15/08                1,500              1,425
   McLeodUSA Incorporated                         8.125%         2/15/09                1,000                938
   Metromedia Fiber Network, Inc.                 10.00%        12/15/09                3,750              3,863
   Nextel Communications, Inc.                    9.375%        11/15/09                4,500              4,432/A/
   NEXTLINK Communications Inc.                   10.75%          6/1/09                4,000              4,120
   Omnipoint Corporation                          11.50%         9/15/09                2,000              2,160/A/
   Orion Network Systems, Inc.                    11.25%         1/15/07                6,000              4,530
   Primus Telephone Group, Incorporated           12.75%        10/15/09                4,500              4,669/A/
   PSINet Inc.                                    10.00%         2/15/05                4,000              3,970
   PSINet Inc.                                    10.50%         12/1/06                  500                506/A/
   US Unwired Inc.                                    0%         11/1/09                2,489              1,469/A,B/
   Verio Inc.                                    10.375%          4/1/05                2,000              2,020
   Verio Inc.                                    10.625%        11/15/09                2,000              2,060/A/
   VoiceStream Wireless Corporation              10.375%        11/15/09                2,150              2,214/A/
   VoiceStream Wireless Corporation                   0%        11/15/09                1,590                962/A,B/
   Williams Communications Group, Inc.           10.875%         10/1/09                6,000              6,277
   Winstar Equipment II Corp.                     12.50%         3/15/04                2,500              2,688
                                                                                                        --------
                                                                                                          69,695
                                                                                                        --------
   Textiles -- 0.7%
   Westpoint Stevens Incorporated                 7.875%         6/15/05                3,000              2,730
                                                                                                        --------
   Transportation -- 1.3%
   Avis RentACar Incorporated                     11.00%          5/1/09                4,500              4,748
                                                                                                        --------
   Total Corporate Bonds and Notes  (Identified Cost -- $315,628)                                        282,197
   -----------------------------------------------------------------------------------------------------------------------

                                                  Rate         Maturity Date         Par/Shares          Value
   -----------------------------------------------------------------------------------------------------------------------
Yankee Bonds/I/ -- 9.0%
   Airlines -- 0.8%
   Canadian Airlines Corporation                  12.25%         8/1/06                $5,350             $  3,050
                                                                                                          --------
   Cable -- 1.6%
   Rogers Cablesystems Limited                    10.00%        12/1/07                 1,000                1,062
   Rogers Communications, Inc.                    8.875%        7/15/07                 2,500                2,519
   Telewest PLC                                       0%        10/1/07                 2,500                2,331/F/
                                                                                                          --------
                                                                                                             5,912
                                                                                                          --------
   Chemicals -- 1.3%
   ZSC Specialty Chemicals PLC                    11.00%         7/1/09                 4,750                4,952
                                                                                                          --------
   Entertainment -- 0.9%
   V2 Music Holdings PLC                              0%        4/15/08                 7,000                1,409/A,B/
   V2 Music Holdings PLC                              0%        4/15/08                 6,000/J/             1,950/A,B/
                                                                                                          --------
                                                                                                             3,359
                                                                                                          --------
   Finance -- 0.4%
   Petrozuata Finance Inc.                         8.22%         4/1/17                 2,000                1,395
                                                                                                          --------
   Media -- 1.0%
   United Pan Europe Communications N.V.         10.875%         8/1/09                 3,500                3,587
                                                                                                          --------
   Real Estate Investment Trusts -- 0.6%
   Trizec Finance Corporation Ltd.               10.875%       10/15/05                 2,340                2,358
                                                                                                          --------
   Telecommunications -- 2.4%
   Nuevo Grupo Isuacell S.A. de C.V.              14.25%        12/1/06                 3,500                3,631/A/
   PTC  International Finance                         0%         7/1/07                 1,700                1,131/B/
   Rogers Cantel Mobile Communications Inc.        8.30%        10/1/07                 4,500                4,477
                                                                                                          --------
                                                                                                             9,239
                                                                                                          --------
   Total Yankee Bonds (Identified Cost -- $41,717)                                                          33,852
   -----------------------------------------------------------------------------------------------------------------------
Common Stocks -- 2.5%
   Food -- N.M.
   International Fast Foods Corporation                                                    51 shs               36/K/
                                                                                                          --------
   Pharmaceuticals -- 0.1%
   Unigene Labs, Inc.                                                                     516                  294/K/
                                                                                                          --------
   Telecommunications -- 2.4%
   Global Crossing Limited                                                                185                9,255/K/
                                                                                                          --------
   Total Common Stocks (Identified Cost -- $2,074)                                                           9,585
   -----------------------------------------------------------------------------------------------------------------------

  Legg Mason Income Trust, Inc.

  High Yield Portfolio -- Continued

                                                                 Rate             Par/Shares                Value
   -----------------------------------------------------------------------------------------------------------------------

Preferred Stock -- 4.9%
   Cable -- 1.2%
   News Corporation Limited                                      5.00%              75 shs                $  4,430
                                                                                                          --------
   Construction and Machinery -- 0.5%
   Clark Material Handling Company                              12.00%               7                       1,582
   Morris Material Handling                                     12.00%               3                         316
                                                                                                          --------
                                                                                                             1,898
                                                                                                          --------
   Industrial -- 0.9%
   High Voltage Engineering Corporation                         14.25%               5                       3,478/A,D/
                                                                                                          --------
   Media -- 2.3%
   Paxson Communications Corporation                            12.25%               2                       1,903
   Paxson Communications Corporation                            13.25%               1                       5,471
   Source Media, Inc.                                           13.50%             120                       1,204/A,D/
                                                                                                          --------
                                                                                                             8,578
                                                                                                          --------
   Retail -- N.M.
   Relax the Back Corporation                                   10.00%           1,702                           0/D,H/
                                                                                                          --------
   Technology -- N.M.
   Viasystems Group Inc.                                        10.75%            N.M.                           1/D/
                                                                                                          --------
   Telecommunications -- N.M.
   IXC Communications Incorporated                              14.00%            N.M.                           3/A,D/
                                                                                                          --------
   Total Preferred Stock (Identified Cost -- $33, 026)                                                      18,388
   -----------------------------------------------------------------------------------------------------------------------
Warrants/K/ -- 0.5%
   Diva Systems Corporation                                                          8 wts                      66
   Firstworld Communications Incorporated                                            4                           0
   Global Telesystems Holdings Ltd.                                                 10                           0
   Mentus Media Corporation                                                         16                           0
   MMH Holdings Incorporated                                                      N.M.                           0
   Pegasus Communications Corporation                                                4                         266
   Primus Telecommunications Group                                                   3                          60
   Relax the Back Corporation                                                      654                           0/H/
   Relax the Back Corporation                                                      653                           0/H/
   Source Media Incorporated                                                        56                       1,034
   Splitrock Services Incorporated                                                   2                         222
   Star Choice Communications                                                       93                         366
   Unigene Labs, Inc. -- C                                                         125                           0
   Unigene Labs, Inc. -- D                                                         125                           0

                                                                                     Par/Shares          Value
   -----------------------------------------------------------------------------------------------------------------------
Warrants/K/ -- Continued
   V2 Music Holdings PLC                                                                7 wts             $      0
   V2 Music Holdings PLC                                                                    6                    0
                                                                                                          --------
   Total Warrants  (Identified Cost -- $869)                                                                 2,014
   -----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 6.3%
   Lehman Brothers, Inc.
     3.75%, dated 12/31/99, to be repurchased at $3,525 on 1/3/00
     (Collateral: $3,595 Sallie Mae floating-rate notes,
     6.093%, due 2/17/00, value $3,670)                                              $  3,524                3,524
   Merrill Lynch Government Securities, Inc.
     4.10%, dated 12/31/99, to be repurchased at $20,007 on 1/3/00
     (Collateral: $21,705 Fannie Mae medium-term notes,
     7.125%, due 12/3/12, value $20,523)                                               20,000               20,000
                                                                                                          --------
   Total Repurchase Agreements (Identified Cost -- $23,524)                                                 23,524
   -----------------------------------------------------------------------------------------------------------------------
   Total Investments -- 98.3% (Identified Cost -- $416,838)                                                369,560
   Other Assets Less Liabilities -- 1.7%                                                                     6,209
                                                                                                          --------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
    25,063 Primary Class shares outstanding                                          $391,515
        45 Navigator Class shares  outstanding                                            713
   Under/(over) distributed net investment income                                        (690)
   Accumulated net realized gain/(loss) on investments                                 31,922
   Unrealized appreciation/(depreciation) of investments                              (47,691)
                                                                                     --------
   NET ASSETS -- 100.0%                                                                                   $375,769
                                                                                                          ========
   NET ASSET VALUE PER SHARE:
    PRIMARY CLASS                                                                                           $14.97
                                                                                                            ======
    NAVIGATOR CLASS                                                                                         $14.97
                                                                                                            ======
   -----------------------------------------------------------------------------------------------------------------------

/A/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the
    Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors. These securities represent 18.5% of net assets.
/B/ Stepped coupon security -- A bond or preferred stock which amortizes to par by a specified date, at which time it begins to accrue interest or pay dividends.
/C/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
/D/ Payment-in-kind ("PIK") security -- A bond or preferred stock in which interest or dividends during the initial few years is paid in additional bonds or preferred stock rather than in cash.
/E/ Convertible bond -- Bond may be converted into common stock of the company.
/F/ Private placement.
/G/ Bond is in default as of December 31, 1999.
/H/ Illiquid security valued at fair value under procedures adopted by the
    Board of Directors.
/I/ Yankee Bonds -- Dollar-denominated bonds issued in the U.S. by foreign entities.
/J/ Bond is denominated in British pounds.
/K/ Non-income producing.
N.M. - Not meaningful.

See notes to financial statements.

  Statement of Net Assets
  Legg Mason Income Trust, Inc.
  December 31, 1999
  (Amounts in Thousands)

  U.S. Government Money Market Portfolio

                                                         Rate              Maturity Date         Par/Shares     Value
   -----------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations --  75.2%
   Fannie Mae                                      5.478% to 5.82%       1/20/00 to 9/7/00         $82,000     $ 81,476
   Federal Agricultural Mortgage Corporation
     (Farmer Mac)                                   5.30% to 5.75%       1/12/00 to 7/18/00         30,000       29,779
   Federal Farm Credit Bank                         4.80% to 5.85%       2/1/00 to 12/1/00          14,000       13,990
   Federal Home Loan Bank                          4.895% to 5.61%       1/19/00 to 7/19/00         71,000       70,933
   Freddie Mac                                      5.60% to 5.75%       1/25/00 to 2/22/00         65,000       64,647
   International Bank For Reconstruction
     and Development                                         5.61%       1/18/00                    10,000        9,974
   Sallie Mae                                      4.845% to 4.93%       2/8/00 to 2/10/00          10,000        9,999
   Tennessee Valley Authority                                5.52%       1/19/00                     5,000        4,986
                                                                                                               --------
   Total U.S. Government and Agency Obligations  (Identified Cost -- $285,784)                                  285,784
   -----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 20.0%
   Lehman Brothers, Inc.
     3.75%, dated 12/31/99, to be repurchased at $20,006 on 1/3/00
     (Collateral: $20,250 Federal Home Loan Bank
     medium-term notes, 5.30%, due 1/6/04, value $20,400)                                          20,000        20,000
   Merrill Lynch Government Securities Inc.
     4.10%, dated 12/31/99, to be repurchased at $54,644 on 1/3/00
     (Collateral: $50,000 Freddie Mac medium-term notes,
     5.00%, due 2/15/01, value $51,132; $5,775 Fannie Mae
     medium-term notes, 6.375%, due 6/15/09, value $5,546)                                         54,625        54,625
   State Street Bank & Trust Company
     2.50%, dated 12/31/99, to be repurchased at $1,524 on 1/3/00
     (Collateral: $1,540 U.S. Treasury Notes, 5.50%,
     due 7/31/01, value $1,559)                                                                     1,524         1,524
                                                                                                               --------
   Total Repurchase Agreements  (Identified Cost -- $76,149)                                                     76,149
   -----------------------------------------------------------------------------------------------------------------------
   Total Investments, at Amortized Cost and Value -- 95.2%                                                      361,933
   Other Assets Less Liabilities -- 4.8%                                                                         18,061
                                                                                                               --------
   Net assets applicable to 379,991 shares outstanding -- 100.0%                                               $379,994
                                                                                                               ========
   Net asset value per share                                                                                      $1.00
                                                                                                                  =====
   -----------------------------------------------------------------------------------------------------------------------

   See notes to financial statements.

Statements of Operations
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

                                                                                   Year Ended 12/31/99
                                                           ------------------------------------------------------------------
                                                            U.S. Government   Investment Grade     High       U.S. Government
                                                           Intermediate-Term       Income          Yield       Money Market
                                                               Portfolio          Portfolio      Portfolio       Portfolio
      -----------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                 $21,376           $12,926         $29,946          $20,752
      Dividends                                                     31                32           3,710               --
                                                              --------          --------        --------         --------
          Total income                                          21,407            12,958          33,656           20,752
                                                              --------          --------        --------         --------
Expenses:
      Management fee                                             1,875             1,098           2,799            2,045
      Distribution and service fees                              1,663               914           2,150              409
      Transfer agent and shareholder servicing expense             141               109             216              273
      Audit and legal fees                                          58                35             172               38
      Custodian fee                                                164               161             150               94
      Directors' fees                                               10                 5              10               10
      Registration fees                                             42                51              80               81
      Reports to shareholders                                       29                18              58               34
      Other expenses                                                30                 5               3                2
                                                              --------          --------        --------         --------
                                                                 4,012             2,396           5,638            2,986
          Less fees waived                                        (648)             (567)             --               --
                                                              --------          --------        --------         --------
          Total expenses, net of waivers                         3,364             1,829           5,638            2,986
                                                              --------          --------        --------         --------
      NET INVESTMENT INCOME                                     18,043            11,129          28,018           17,766
                                                              --------          --------        --------         --------
Net Realized and Unrealized Gain/(Loss) on Investments:
      Realized gain/(loss) on:
          Investments                                           (9,068)           (4,803)         70,521                2
          Options                                                  210               249              --               --
          Futures                                                1,191            (1,127)             --               --
                                                              --------          --------        --------         --------
                                                                (7,667)           (5,681)         70,521                2
                                                              --------          --------        --------         --------
      Change in unrealized appreciation/(depreciation)
        of investments, options and futures                    (12,058)           (6,779)        (59,732)              --
                                                              --------          --------        --------         --------

      NET REALIZED AND UNREALIZED GAIN/(LOSS)
        ON INVESTMENTS                                         (19,725)          (12,460)         10,789                2
      -----------------------------------------------------------------------------------------------------------------------
      CHANGE IN NET ASSETS RESULTING
        FROM OPERATIONS                                        $(1,682)          $(1,331)        $38,807          $17,768
      -----------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

      Statement of Changes in Net Assets
      Legg Mason Income Trust, Inc.
      (Amounts in Thousands)

                                         U.S. Government      Investment Grade           High           U.S. Government
                                         Intermediate-Term         Income                Yield            Money Market
                                             Portfolio            Portfolio            Portfolio            Portfolio
                                       -------------------  -------------------  -------------------   ----------------------
                                           Years Ended          Years Ended           Years Ended          Years Ended
                                        12/31/99  12/31/98   12/31/99  12/31/98   12/31/99  12/31/98   12/31/99   12/31/98
      -----------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income            $ 18,043  $  17,751  $ 11,129   $ 8,128   $ 28,018   $ 38,145   $ 17,766   $ 16,875
      Net realized gain/(loss)
        on investments,
        options and futures              (7,667)     4,714    (5,681)    3,805     70,521    (38,643)         2         (3)
      Change in unrealized
        appreciation/(depreciation)
        of investments,
        options and futures             (12,058)    (1,083)   (6,779)   (2,304)   (59,732)   (13,340)        --         --
      -----------------------------------------------------------------------------------------------------------------------
      Change in net assets
        resulting from operations        (1,682)    21,382    (1,331)    9,629     38,807    (13,838)    17,768     16,872
      Distributions to shareholders:
        From net investment income:
          Primary Class                 (17,554)   (16,959)  (11,113)   (8,112)   (28,724)   (38,214)   (17,766)   (16,875)
          Navigator Class                  (489)      (462)      (16)      (16)       (43)       (10)        --         --
        From net realized gain
          on investments                     --        --       (569)   (2,851)        --       (359)        --         --
        In excess of net investment
          income:
          Primary Class                      --       (323)       --        --         --         --         --         --
          Navigator Class                    --         (7)       --        --         --         --         --         --
      Change in net assets from
        Fund share transactions:
           Primary Class                (35,260)    48,243    27,497    48,378    (68,840)   104,134     (9,474)    64,773
           Navigator Class                2,199       (671)        1         4        622         91         --         --
      -----------------------------------------------------------------------------------------------------------------------
      Change in net assets              (52,786)    51,203    14,469    47,032    (58,178)    51,804     (9,472)    64,770

Net Assets:
      Beginning of year                 360,069    308,866   169,384   122,352    433,947    382,143    389,466    324,696
      -----------------------------------------------------------------------------------------------------------------------
      End of year                      $307,283   $360,069  $183,853  $169,384   $375,769   $433,947   $379,994   $389,466
      -----------------------------------------------------------------------------------------------------------------------
      Undistributed net
        investment income              $     --   $     --  $     90  $     72   $   (690)  $     59   $     --   $     --
      -----------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

Financial Highlights
Legg Mason Income Trust, Inc.

     Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                       Investment Operations                         Distributions
                                              -------------------------------------  -----------------------------------------------
                                                          Net Realized
                                                         and Unrealized                                      From
                                   Net Asset      Net    Gain (Loss) on    Total      From     In Excess      Net
                                     Value,   Investment   Investments,    From        Net       of Net    Realized
                                   Beginning    Income        Options   Investment  Investment Investment  Gain on         Total
                                    of Year     (Loss)     and Futures  Operations    Income     Income   Investments  Distributions
------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Intermediate-Term Portfolio
  Years Ended Dec. 31,
    1999                             $10.51    $ .54/A/       $(.59)      $(.05)     $ (.54)     $  --      $  --         $ (.54)
    1998                              10.40      .56/A/         .11         .67        (.55)      (.01)        --           (.56)
    1997                              10.31      .60/A/         .09         .69        (.59)      (.01)        --           (.60)
    1996                              10.47      .61/A/        (.16)        .45        (.60)      (.01)        --           (.61)
    1995                               9.72      .57/A/         .75        1.32        (.57)        --         --           (.57)

Investment Grade Income Portfolio
  Years Ended Dec. 31,
    1999                             $10.52    $ .61/B/       $(.71)      $(.10)     $ (.61)     $  --      $(.03)        $ (.64)
    1998                              10.59      .60/B/         .12         .72        (.60)        --       (.19)          (.79)
    1997                              10.22      .65/B/         .37        1.02        (.65)        --         --           (.65)
    1996                              10.44      .64/B/        (.22)        .42        (.64)        --         --           (.64)
    1995                               9.27      .65/B/        1.17        1.82        (.65)        --         --           (.65)

High Yield Portfolio
  Years Ended Dec. 31,
    1999                             $14.72    $1.01          $  .29      $1.30      $(1.05)     $  --      $  --         $(1.05)
    1998                              16.29     1.32           (1.56)      (.24)      (1.32)        --       (.01)         (1.33)
    1997                              15.37     1.35             .99       2.34       (1.34)        --       (.08)         (1.42)
    1996                              14.62     1.33             .76       2.09       (1.34)        --         --          (1.34)
    1995                              13.57     1.29            1.05       2.34       (1.29)        --         --          (1.29)

U.S. Government Money Market Portfolio
  Years Ended Dec. 31,
    1999                             $ 1.00    $ .04          $  Nil      $ .04      $ (.04)     $  --      $  --         $ (.04)
    1998                               1.00      .05            (Nil)       .05        (.05)        --         --           (.05)
    1997                               1.00      .05             Nil        .05        (.05)        --         --           (.05)
    1996                               1.00      .05             Nil        .05        (.05)        --         --           (.05)
    1995                               1.00      .05             Nil        .05        (.05)        --         --           (.05)
------------------------------------------------------------------------------------------------------------------------------------

                                                                              Ratios/Supplemental Data
                                                          ---------------------------------------------------------------

                                                                                    Net
                                               Net Asset                        Investment                  Net Assets,
                                                 Value,            Expenses    Income (Loss)  Portfolio        End of
                                                 End of   Total    to Average   to Average    Turnover          Year
                                                  Year    Return   Net Assets   Net Assets      Rate      (in thousands)
-------------------------------------------------------------------------------------------------------------------------

U.S. Government Intermediate-Term Portfolio
  Years Ended Dec. 31,
    1999                                         $ 9.92   (.48)%     1.00%/A/     5.28%/A/      979%          $298,207
    1998                                          10.51    6.56%     1.00%/A/     5.30%/A/      356%           352,729
    1997                                          10.40    6.95%     1.00%/A/     5.84%/A/      252%           300,952
    1996                                          10.31    4.47%      .98%/A/     5.91%/A/      354%           293,846
    1995                                          10.47   13.88%      .93%/A/     5.59%/A/      290%           231,886

Investment Grade Income Portfolio
  Years Ended Dec. 31,
    1999                                         $ 9.78   (.91)%     1.00%/B/     6.08%/B/      145%          $183,615
    1998                                          10.52    6.99%     1.00%/B/     5.68%/B/      279%           169,129
    1997                                          10.59   10.31%     1.00%/B/     6.28%/B/      259%           122,100
    1996                                          10.22    4.31%      .97%/B/     6.42%/B/      383%            91,928
    1995                                          10.44   20.14%      .88%/B/     6.49%/B/      221%            85,633

High Yield Portfolio
  Years Ended Dec. 31,
    1999                                         $14.97    8.82%     1.31%        6.51%          83%          $375,099
    1998                                          14.72  (1.79)%     1.30%        8.17%         107%           433,947
    1997                                          16.29   15.86%     1.30%        8.60%         116%           382,143
    1996                                          15.37   14.91%     1.35%        9.05%          77%           234,108
    1995                                          14.62   18.01%     1.47%        9.28%          47%           108,417

U.S. Government Money Market Portfolio
  Years Ended Dec. 31,
    1999                                         $ 1.00    4.44%      .73%        4.34%          --           $379,994
    1998                                           1.00    4.83%      .75%/I/     4.73%          --            389,466
    1997                                           1.00    4.86%      .75%        4.77%          --            324,696
    1996                                           1.00    4.81%      .66%        4.71%          --            325,210
    1995                                           1.00    5.31%      .67%        5.17%          --            316,646
-------------------------------------------------------------------------------------------------------------------------

/A/ Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of: 0.9% until April 30, 1995; 0.95% until April
    30, 1996; and 1.00% until May 1, 2000.If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:1999, 1.19%; 1998, 1.20%;
    1997, 1.21%; 1996, 1.26%; and 1995, 1.24%.
/B/ Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of: 0.85% until April 30, 1995; 0.9% until April 30, 1996; and 1.00% until May 1, 2000. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 1.31%; 1998, 1.35%; 1997, 1.39%; 1996,
    1.43%; and 1995, 1.38%.

    See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Income Trust, Inc.
   (Amounts in Thousands)

   ----------------------------------------------------------------------------

1. Significant Accounting Policies:

      The Legg Mason Income Trust, Inc. ("Corporation"), consisting of the U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), the Investment Grade Income Portfolio ("Investment Grade"), the High Yield Portfolio ("High Yield"), and the U.S. Government Money Market Portfolio ("Government Money Market") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      The Government Intermediate, Investment Grade and High Yield Portfolios consist of two classes of shares: Primary Class, offered since 1987, and Navigator Class, offered to certain institutional investors since December 1, 1994, December 1, 1995, and May 5, 1998, respectively. Information about the Navigator Class is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

   Security Valuation

      Securities owned by Government Intermediate, Investment Grade and High Yield for which market quotations are readily available are valued at current market value. In determining fair value, the Board and management consider all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material. At December 31, 1999, $7,611 or 2.0% of the High Yield Portfolio's net assets were valued by management in accordance with the procedures adopted by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost by each Fund.

      With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

      The investments of Government Money Market are valued on the basis of amortized cost, so long as the Fund's Board of Directors determines that this method constitutes fair value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate accretion or amortization of any discount or premium is recorded until maturity of the security.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and paid monthly for each Fund except High Yield, which will declare and pay dividends monthly. Net capital gain distributions, which are calculated at

   -----------------------------------------------------------------------------

   a Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations. At December 31, 1999, accrued dividends payable were as follows:
   Government Intermediate, $84; Investment Grade, $47; High Yield, $0; and Government Money Market, $27. There were no capital gain distributions payable at December 31, 1999.

   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1999, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                   Receivable for          Payable for
                                  Securities Sold      Securities Purchased
   ------------------------------------------------------------------------
   Government Intermediate             $ --                 $  180
   Investment Grade                     185                  4,354
   High Yield                            --                     --
   Government Money Market               --                     --

   Federal Income Taxes

      No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

      For the year ended December 31, 1999, investment transactions (excluding short-term investments) were as follows:

                                             Purchases                     Proceeds From Sales
                                -------------------------------     ---------------------------------
                                U.S. Gov't. Securities    Other     U.S. Gov't. Securities    Other
   --------------------------------------------------------------------------------------------------
   Government Intermediate            $2,983,134         $ 65,955         $3,012,263         $105,755
   Investment Grade                      188,488          102,773            220,261           40,924
   High Yield                                 --          335,516              2,810          405,101

   Legg Mason Income Trust, Inc.

   -----------------------------------------------------------------------------
      At December 31, 1999, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                         Net Appreciation/
                                  Cost     Appreciation   Depreciation    (Depreciation)
   ----------------------------------------------------------------------------------------
   Government Intermediate      $316,294     $   250       $(10,642)        $(10,392)
   Investment Grade              191,765       1,320         (7,638)          (6,318)
   High Yield                    416,883      15,413        (62,736)         (47,323)
   Government Money Market       361,933          --             --               --

      Unused capital loss carryforwards for federal income tax purposes at December 31, 1999, were as follows: Government Intermediate, $4,791 which expires 2002, $699 which expires 2003, and $4,880 which expires 2007; Investment Grade, $5,433 which expires 2007; and Government Money Market, $2 which expires 2006. High Yield has no capital loss carryforwards.

3. Repurchase Agreements:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

      As part of their investment programs, Government Intermediate and Investment Grade may utilize options and futures. Options may be written
   (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

      When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

   Purchased option:                 Impact on the Fund:

   The option expires                Realize a loss in the amount of the cost of
                                     the option.
   -----------------------------------------------------------------------------
   The option is closed through a    Realize a gain or loss depending on whether
   closing sale transaction          the proceeds from the closing sale
                                     transaction are greater or less than the
                                     cost of the option.
   -----------------------------------------------------------------------------
   The Fund exercises a call option  The cost of the security purchased through the exercise of the option will be
                                     increased by the premium originally paid to
                                     purchase the option.
   -----------------------------------------------------------------------------
   The Fund exercises a put option   Realize a gain or loss from the sale of the
                                     underlying security. The proceeds of that
                                     sale will be reduced by the premium
                                     originally paid to purchase the put option.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   Written option:                   Impact on the Fund:

   The option expires                Realize a gain equal to the amount of the
                                     premium received.
   -----------------------------------------------------------------------------
   The option is closed through a    Realize a gain or loss without
   closing purchase transaction      regard to any unrealized gain or loss
                                     on the underlying security and or eliminate
                                     the option liability. The Fund will realize
                                     a loss in this transaction if the cost of
                                     the closing purchase exceeds the premium
                                     received when the option was written.
   -----------------------------------------------------------------------------
   A written call option is          Realize a gain or loss from the sale of
   exercised by the option           the underlying security. The proceeds of
   purchaser                         that sale will be increased by the premium
                                     originally received when the option was
                                     written.
   -----------------------------------------------------------------------------
   A written put option is           The amount of the premium originally
   exercised by the option           received will reduce the cost of the
   purchaser                         security that the Fund purchased when the
                                     option was exercised.
   -----------------------------------------------------------------------------

      The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

      Activity in call and put options during the period was as follows:

                                                          Calls                   Puts
                                                 -----------------------------------------------
                                                   Actual                   Actual
   Government Intermediate                       Contracts   Premiums     Contracts    Premiums
   ---------------------------------------------------------------------------------------------
   Options outstanding, December 31, 1998             --       $  --          182       $ 127
   Options written                                 1,311         785       17,263         568
   Options closed                                 (1,250)       (759)        (701)       (450)
   Options expired                                   (61)        (26)         (68)        (26)
   Options exercised                                  --          --          (76)        (53)
   ---------------------------------------------------------------------------------------------
   Options outstanding, December 31, 1999             --       $  --       16,600       $ 166
   ---------------------------------------------------------------------------------------------
                                                          Calls                   Puts
                                                 -----------------------------------------------
                                                   Actual                   Actual
   Investment Grade                              Contracts   Premiums     Contracts    Premiums
   ---------------------------------------------------------------------------------------------
   Options outstanding, December 31, 1998             17       $  16           48       $  76
   Options written                                 3,360         451        4,816         194
   Options closed                                   (463)       (350)        (201)       (204)
   Options expired                                  (874)        (55)         (21)         (6)
   Options exercised                              (2,040)        (62)         (42)        (14)
   ---------------------------------------------------------------------------------------------
   Options outstanding, December 31, 1999             --       $  --        4,600       $  46
   ---------------------------------------------------------------------------------------------

   Legg Mason Income Trust, Inc.

   -----------------------------------------------------------------------------

      Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

      The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      The open futures positions and related appreciation or depreciation at December 31, 1999, are listed at the end of U.S. Government Intermediate's and Investment Grade's respective statements of net assets.

5. Financial Instruments:

   Forward Currency Exchange Contracts

      As part of its investment program, High Yield may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

      Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by High Yield as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Fund if the counterparties do not complete the transaction.

      At December 31, 1999, High Yield had no open forward currency exchange contracts.

6. Transactions With Affiliates:

   Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for

   -----------------------------------------------------------------------------

   which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets listed below.

      LMFA has voluntarily agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                                                                                             Year Ended
                                                                                          December 31, 1999     At December 31, 1999
                                                                                          -----------------     --------------------
                                                                                               Management            Management
                                   Management       Expense        Expense Limitation             Fees                  Fees
   Fund                                Fee        Limitation         Expiration Date             Waived               Payable
   ---------------------------------------------------------------------------------------------------------------------------------
   Government Intermediate                                     May 1, 2000, or until net          $648                  $ 96
    Primary                           0.55%         1.00%      assets reach $400 million
    Navigator                         0.55%         0.50%
   Investment Grade                                            May 1, 2000, or until net           567                    45
    Primary                           0.60%         1.00%      assets reach $250 million
    Navigator                         0.60%         0.50%
   High Yield                                                             --                        --                   211
    Primary                           0.65%         None
    Navigator                         0.65%         None
   Government Money Market            0.50%         None                  --                        --                   163

      Western Asset Management Company ("Adviser") serves as investment adviser to the Funds. The Adviser is responsible for the actual investment activity of each Fund. LMFA pays the Adviser a fee, computed daily and payable monthly, at an annual rate of: 40% of the management fee received by LMFA for Investment Grade; 77% for High Yield; and 30% for Government Money Market. For U.S. Government Intermediate, LMFA pays the Adviser a fee, computed daily and payable monthly, of 0.20% of its average daily net assets, not to exceed the fee received by LMFA.

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                             At December 31, 1999
                                                           ------------------------
                                Distribution    Service    Distribution and Service
                                     Fee          Fee            Fees Payable
   --------------------------------------------------------------------------------
   Government Intermediate        0.25%          0.25%              $129
   Investment Grade               0.25%          0.25%                78
   High Yield                     0.25%          0.25%               162
   Government Money Market          --           0.10%                33

      Legg Mason has agreed that it will not request payment of more than 0.10% annually from Government Money Market indefinitely. If this voluntary limit is terminated, the Fund may pay Legg Mason a Rule 12b-1 service fee in an amount not to exceed an annual rate of 0.20% of its average daily net assets.

   Legg Mason Income Trust, Inc.

   ----------------------------------------------------------------------------

      Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the year ended December 31, 1999: Government Intermediate, $51; Investment Grade, $40; High Yield, $61 and Government Money Market, $87.

      LMFA, the Adviser and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

      The Funds, except for Government Money Market, but including certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1999, the Funds had no borrowings under the line of credit.

8. Fund Share Transactions:

      At December 31, 1999, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                                  Reinvestment
                                                Sold            of Distributions           Repurchased              Net Change
                                          ------------------    ----------------       -------------------      ------------------
                                          Shares      Amount    Shares   Amount        Shares       Amount      Shares      Amount
   ---------------------------------------------------------------------------------------------------------------------------------
   Government Intermediate
   --Primary Class
     Year Ended December 31, 1999         10,086   $  103,037    1,525   $15,471      (15,101)   $  (153,768)   (3,490)    $(35,260)
     Year Ended December 31, 1998         15,614      163,688    1,455    15,230      (12,470)      (130,675)    4,599       48,243
   --Navigator Class
     Year Ended December 31, 1999            397        4,058       40       404         (220)        (2,263)      217        2,199
     Year Ended December 31, 1998            270        2,820       40       420         (373)        (3,911)      (63)        (671)

   Investment Grade
   --Primary Class
     Year Ended December 31, 1999          7,566   $   76,474    1,062   $10,617       (5,942)   $   (59,594)    2,686     $ 27,497
     Year Ended December 31, 1998          7,596       80,707      948    10,055       (3,991)       (42,384)    4,554       48,378
   --Navigator Class
     Year Ended December 31, 1999             --           --     N.M.         1           --             --      N.M.            1
     Year Ended December 31, 1998             --           --     N.M.         4           --             --      N.M.            4

   High Yield
   --Primary Class
     Year Ended December 31, 1999          9,203   $  142,978    1,504   $23,201      (15,121)   $  (235,019)   (4,414)    $(68,840)
     Year Ended December 31, 1998         26,232      427,977    1,936    30,859      (22,148)      (354,702)    6,020      104,134
   --Navigator Class
     Year Ended December 31, 1999             42          648        3        42           (4)           (68)       41          622
     Period Ended December 31, 1998*          23          393     N.M.         6          (19)          (308)        4           91

   Government Money Market
     Year Ended December 31, 1999      1,544,802   $1,544,802   16,925   $16,925   (1,571,201)   $(1,571,201)   (9,474)    $ (9,474)
     Year Ended December 31, 1998      1,438,767    1,438,767   16,128    16,128   (1,390,122)    (1,390,122)   64,773       64,773
   ---------------------------------------------------------------------------------------------------------------------------------

   *For the period May 5, 1998 (commencement of sale of Navigator shares) to December 31, 1998.

Report of Independent Accountants


To the Shareholders and Directors of Legg Mason Income Trust, Inc.:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio, and U.S. Government Money Market Portfolio (comprising the Primary Class of the Legg Mason Income Trust, Inc., hereafter referred to as the "Funds") at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Baltimore, Maryland
February 10, 2000


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